                   FIRST AMENDMENT TO LOAN AGREEMENT (POOL B)

         THIS FIRST AMENDMENT TO LOAN AGREEMENT (POOL B) (this "Amendment") is made this 23rd day of July, 2002, by and between CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation ("Borrower"), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation ("Lender").

                                    RECITALS:

                  A. Borrower and Lender executed that certain Loan Agreement dated March 28, 2002 (the "Loan Agreement"), pursuant to which Lender agreed to make, and Borrower agreed to accept, a loan in the amount of One Hundred Sixty-Six Million Eight Hundred Eighty Thousand and No/100 Dollars ($166,880,000.00), comprised of three separate funding disbursements (the principal, interest and all other sums due and owing under the loan being hereinafter collectively called the "Loan").

                  B. Lender has made and advanced the First Disbursement under the Loan, and is now ready to make and advance the Subsequent Disbursement of the Loan. In connection with the Subsequent Disbursement, Borrower and Lender are entering into this Amendment to amend the Loan Agreement upon the terms and conditions set forth below.

                                   AGREEMENT:

         NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Amendment and the other Loan Documents, the parties hereto hereby covenant, agree, represent and warrant as follows:

         1. Section 1.1 of the Loan Agreement is hereby modified by adding the defined term "Cash Deposit Pledge and Security Agreement" as follows:

                  "Cash Deposit Pledge and Security Agreement" shall mean that certain Cash Deposit Pledge and Security Agreement, dated July 23, 2002, between Borrower and Lender."

         2. The term "Loan Documents" as defined in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "Loan Documents" shall mean, collectively, this Agreement, the Note, each of the Mortgages, each of the Assignments, if required, the Letter of Credit Agreement, the Cash Deposit Pledge and Security Agreement, and all documents now or hereafter executed by Borrower or held by Lender or Trustee relating to the Loan, including all amendments thereto but excluding each Environmental Indemnity Agreement and any indemnities or guaranties delivered in connection with the Loan.

         3. The term "Second Disbursement Closing Date" as defined in Section
1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "Second Disbursement Closing Date" shall mean on or before July 23, 2002.

         4. In order to confirm the Allocated Loan Proceeds, Schedule 1 of the Loan Agreement is hereby deleted in its entirety and replaced with Schedule 1 attached hereto.

         5. The introductory paragraph of each Section 2.1(a) of each of the Assignments that were executed and delivered as a condition to Lender making and advancing the First Disbursement is hereby deleted in its entirety and replaced with the following:

                  (a) In consideration of the Debt, Borrower irrevocably, absolutely, presently, unconditionally and not merely as additional security for the payment and performance of the Obligations, sells, assigns, sets over and delivers to Lender the following property, rights, interests and estates now or in the future owned or held by Borrower (the "Assigned Property"), for Lender's uses and purposes as set forth in this Assignment, subject to the license granted by Lender to Borrower in this Assignment to collect and receive the Rents until the occurrence and during the continuance of an Event of Default:

         6. Section 3.2 of the Loan Agreement is hereby modified by adding
Section 3.2(c) as follows:

                  (c) With respect to that certain Individual Property identified on Schedule I as the WAMU Partial Release Property (the "WAMU Partial Release Property"), if a tenant therein, Washington Mutual Bank, FA, a federal association ("WAMU"), under that certain Office Lease Multi-tenant Gross Rent (the "WAMU Lease") dated May 24, 2002 between Borrower and WAMU, fails to exercise its option to expand its premises on or before the last day of the last year of the initial term of its lease, as described above, Lender shall consent to the release of that certain approximately 4.434 acre parcel which is the subject of such option (the "WAMU Expansion Parcel") from the Lien of the Mortgage for the WAMU Partial Release Property (the "WAMU Partial Release"), subject to satisfaction of the following to the sole satisfaction of Lender:

                                            (i) Borrower shall pay all Lender's
         costs, including, but not limited to, third party reports, reasonable attorneys' fees, fees related to appraisers, engineers, architects and consultants, recording costs, costs of endorsements and/or premiums for Title Insurance Policies required by Lender, in connection with the WAMU Partial Release, and a fee of $10,000.00, payable concurrently with Borrower's request for Lender's consent to the WAMU Partial Release;

                                            (ii) not less than ninety (90) days
         prior to the date of the WAMU Partial Release, Borrower shall have delivered to Lender a notice setting forth (A) the proposed date of the WAMU Partial Release; (B) the name of the proposed transferee, if any;
         (C) the intended use of the WAMU Expansion Parcel; (D) an estoppel certificate from WAMU confirming that it has elected not to exercise its option to expand with respect to the WAMU Expansion Parcel, (E) a lot line adjustment, subdivision map or other evidence that the remainder of the WAMU Partial Release Property (the "WAMU Remainder Partial Release Property") and the WAMU Expansion Parcel are each a separate legal parcel, and (F) all such other information as reasonably necessary for Lender to consider the proposed WAMU Partial Release. If the operation of the WAMU Expansion Parcel is integrated with other adjacent parcels (including the WAMU Remainder Partial Release Property), the notice will be accompanied by a survey of the WAMU Remainder Partial Release Property and the WAMU Expansion Parcel together with legal descriptions of both, and a plot plan of the WAMU Remainder Partial Release Property showing building integration, if any, with adjoining improvements. If the WAMU Expansion Parcel is to be transferred to a third party, Borrower shall deliver economic or financial information relating to any proposed transferee and a copy of the contract of sale or ground lease, as applicable;

                                            (iii) there shall be no Event of
         Default as of either the WAMU Partial Release notice date or the date of the WAMU Partial Release;

                                            (iv) Borrower shall have delivered
         to Lender evidence satisfactory to Lender that Borrower has complied with any requirements of Property Documents or Leases relating to the WAMU Partial Release Property (including the WAMU Expansion Parcel), that the WAMU Partial Release does not violate any of the provisions of the Property Documents or the Leases relating to the WAMU Partial Release Property (including the WAMU Expansion Parcel), and, that, to the extent necessary to comply therewith, the transferee, if any, has assumed all of Borrower's obligations relating to the WAMU Expansion Parcel thereunder;

                                            (v) Borrower shall have delivered to
         Lender an endorsement to the Title Insurance Policies satisfactory to Lender that (A) extend the effective date of such policies to the effective date of the WAMU Partial Release; (B) confirm that there shall be no change in the priority of the Lien of the Mortgages or in the amount of coverage; (C) confirm that the title insurers issuing the Title Insurance Policies consent to the WAMU Partial Release; (D) waive any defense that the title insurers may have as a result of the WAMU Partial Release; (E) to the extent of the then current appraised value of the WAMU Expansion Parcel, waive any right of subrogation; and (F) confirm that the WAMU Remainder Partial Release Property constitutes a separate legal parcel and a separate tax lot (subject to the provisions of item (xi) below);

                                            (vi) not less than ten (10) days
         prior to the date of the WAMU Partial Release, Borrower shall have delivered to Lender any consents to the WAMU Partial Release required by entities (A) holding Liens affecting the WAMU Partial Release Property or holding any other interest in the WAMU Partial Release Property as required by documents granting any lien or (B) that would otherwise be negatively affected by the WAMU Partial Release, including parties to any secondary financing, Property Documents or to any Leases;

                                            (vii) Borrower shall have delivered
         to Lender evidence satisfactory to Lender that the WAMU Remainder Partial Release Property and the WAMU Expansion Parcel each separately conforms to and is in compliance with Laws and that WAMU Remainder Partial Release Property is a self-contained property, having direct on-site connection to all utilities and direct access to one or more public streets;

                                            (viii) Borrower shall have delivered
         to Lender a fully executed amendment satisfactory to Lender to each reciprocal easement agreement affecting the WAMU Remainder Partial Release Property that joins the transferee, if any, of the WAMU Expansion Parcel as a party to each agreement and that provides for any additional easements, restrictions and payment obligations that Lender deems reasonably necessary for the continued operation and maintenance of the WAMU Remainder Partial Release Property;

                                            (ix) Borrower shall have delivered
         to Lender evidence satisfactory to Lender that after the WAMU Partial Release, Borrower will continue to provide the parking areas for the WAMU Remainder Partial Release Property as required by the Loan Documents;

                                            (x) Borrower shall have delivered to
         Lender copies of fully executed documents evidencing the transfer and/or ground lease, as applicable, of the WAMU Expansion Parcel as provided in item (ii) above; and

                                            (xi) Borrower shall have delivered
         to Lender any other information, approvals and documents reasonably required by Lender relating to the WAMU Partial Release, including without limitation, if the separate tax lot endorsement required in item (v) above cannot be obtained, (A) evidence reasonably satisfactory to Lender that separate tax lots for the WAMU Remainder Partial Release Property and for the WAMU Expansion Parcel will be created by the taxing authority within a reasonable period of time after the WAMU Partial Release, and (B) an escrow for Taxes, upon provisions satisfactory to Lender, for the entire WAMU Remainder Partial Release Property and the WAMU Expansion Parcel.

         7. If WAMU elects to exercise any of those certain purchase options and/or rights of first offer (collectively, the "WAMU's Options") granted to WAMU by Borrower pursuant to the terms and conditions of the WAMU Lease, Borrower must exercise and complete a Release or a Substitution of the entire WAMU Partial Release Property, which Release or Substitution shall be completed prior to completion of any of the WAMU's Options, upon the terms and conditions of Article III of the Loan Agreement. Until all of the WAMU's Options expire, Borrower shall maintain Release and Substitution rights sufficient to meet its obligations in this Section 7 of this Amendment.

         8. The provisions of the Loan Agreement and this Amendment shall together constitute and be construed as one document. Any reference to the Loan Agreement in any other document shall mean the Loan Agreement and this Amendment, together constituted and construed as one document. Nothing herein shall be deemed or construed to be an impairment of the lien of the Mortgages. Except as amended hereby, the Loan Agreement and the Loan Documents remain in full force and effect.

         9. This Amendment shall be construed under and governed by the Laws of the State of California.

         10. Defined terms herein shall have the meaning set forth in the Loan Agreement unless otherwise defined.

         11. Duplicate counterparts of this Amendment may be executed and together will constitute a single original document.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                               BORROWER:

                               CATELLUS DEVELOPMENT CORPORATION,
                               a  Delaware corporation

                               By: Catellus Commercial Development
                               Corporation, a Delaware corporation, its agent

                               BY:      /s/ Michael D. Fisk
                                        --------------------------------------
                                        Michael D. Fisk
                                        Vice President, Finance

                       [Signatures continue on next page.]

                               LENDER:

                               TEACHERS INSURANCE AND ANNUITY
                               ASSOCIATION OF AMERICA, a New York corporation


                               BY:      /s/ Rosemarie J. Wagner
                                         -------------------------------------
                               Name: Rosemarie J. Wagner
                               Title: Associate Director


                                                     SCHEDULE I

             (Individual Properties; First Disbursement Properties, Second Disbursement Properties
               and Third Disbursement Properties; Allocated Loan Proceeds; Ford Partial Release
              Property (Section 3.2(a)); Kellogg Partial Release Property (Section 3.2(b)); WAMU
                                Partial Release Property (Section 3.2(c))

   Individual        Individual           City          State              First Disbursement            Allocated Loan
  Property No.      Property Name                                           Properties/Second                Proceeds
                                                                      Disbursement Properties/Third
                                                                      Disbursement Properties/Ford
                                                                            Partial Release
                                                                       Property/Kellogg Partial
                                                                            Release Property
------------------ ---------------- ------------------ --------- --------------------------------------- ----------------
B-10               1260 Phoenix          Manteca          CA     Second Disbursement Property / Ford     $18,540,000
                   Drive                                         Partial Release Property
B-11               30059-67 Ahern      Union City         CA     Third Disbursement Property             $4,040,000
B-12               4520 Florence         Denver           CO     First Disbursement Property             $4,680,000
B-13               4730 Florence         Denver           CO     Second Disbursement Property            $5,180,000
B-14               4501 Florence         Denver           CO     Third Disbursement Property             $11,240,000
B-15               10482 E. 49th         Denver           CO     Second Disbursement Property            $5,780,000
                   Avenue

B-16               6225 E. Minooka       Minooka          IL     Second Disbursement Property /          $24,170,000
                   APL Logistics                                 Kellogg Partial Release Property
B-17               715 Theodore        Romeoville         IL     Third Disbursement Property             $11,270,000
                   Court
B-18               10320 Werch          Woodridge         IL     First Disbursement Property             $10,410,000
                   Drive
B-19               10441 Beaudin        Woodridge         IL     First Disbursement Property             $6,240,000
B-20               270 Omega          Shepardsville       KY     Second Disbursement Property            $9,620,000
                   Parkway

B-21               410 W. Trinity                         TX     First Disbursement Property             $9,870,000
                   Blvd.              Grand Prairie
B-22               735 E. Trinity                         TX     Second Disbursement Property            $10,030,000
                   Blvd.              Grand Prairie
B-23               2700 Patriot                           IL     Second Disbursement Property            $12,520,000
                   Blvd.                Glenview
B-24               555 Dividend                           TX     Second Disbursement Property / WAMU     $8,720,000
                   Drive                 Coppell                 Partial Release Property
B-25               11080 Circle        Westminster        CO     First Disbursement Property             $14,570,000
                   Point Road
